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                                                                    EXHIBIT 10.6

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                           INDEMNIFICATION AGREEMENT

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          The terms of Indemnification by and between Real Education, Inc., a
Colorado corporation (the "COMPANY"), and                (the "DIRECTOR" or
"INDEMNITEE") are as set forth in this Agreement (which shall be made an Exhibit to the Company's Bylaws (the "AGREEMENT")).

                                   RECITALS
                                   --------

     A. The Company and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, shareholders, agents and fiduciaries to expensive litigation risks while at the same time the availability and coverage of liability insurance has been significantly limited.

     B. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee may not be willing to serve as a director or fiduciary without additional protection.

     C. The Company (i) desires to attract and retain the involvement of highly qualified individuals, such as Indemnitee, to serve as directors, officers and employees of the Company and (ii) wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law and as set forth hereunder.

     D. In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

                             *    *    *    *    *

          THEREFORE, the Company and Indemnitee hereby agree as follows:

          1.   INDEMNIFICATION.
               ---------------

               A.   INDEMNIFICATION OF ALL EXPENSES.  The Company shall
                    -------------------------------
indemnify and hold harmless Indemnitee to the fullest extent permitted by law and/or as set forth hereunder, if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee believes might (in Indemnitee's view) lead to the institution of any such action, suit proceeding or alternative dispute resolution mechanism, whether civil, criminal

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administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was or may be deemed a director, officer, shareholder, employee, controlling person, agent or fiduciary of the Company, or any subsidiary of the Company or any partnership in which the Company or an affiliate is a partner, or any limited liability company in which the Company is a member, or is or was or may be deemed to be serving at the request of the Company as a director, officer, shareholder, employee, controlling person, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity -- including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly to the ownership of any securities of the Company or to any fiduciary obligation owed to such entities (hereinafter an "Indemnification Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement of such Claim and any federal, state local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than three days after written demand by Indemnitee therefor is presented to the Company. The Company shall be entitled to a refund of Expenses from the Indemnitee if a court of competent jurisdiction makes a final, nonappealable determination that the payment of Expenses arose out of the willful misconduct of the Indemnitee.

               B.   CONTRIBUTION. If the indemnification provided for in
                    ------------
Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to Indemnitee in respect of any Claim or Expense, then the Company, in lieu of indemnifying Indemnitee thereunder, shall contribute to the amount paid or payable by Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Indemnitee, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Indemnitee in connection with the action or inaction which resulted in such Claims or Expenses, as well as any other relevant equitable considerations.

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               C.   SURVIVAL REGARDLESS OF INVESTIGATION.  The indemnification
                    ------------------------------------
and contribution provided for in this Section 1 will remain in full force and effect regardless of any investigation made by or on behalf of Indemnitee.

               D.   CHANGE IN CONTROL.  The Company agrees that if there is a
                    -----------------
Change in Control (as defined below) of the Company then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses under this Agreement or any other agreement or under the Company's Articles of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined below) shall be selected by Indemnitee. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee should be indemnified hereunder -- or pursuant to applicable law. The Company agrees to abide by such opinion and to pay the fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          2.   EXPENSES:  INDEMNIFICATION PROCEDURE.
               ------------------------------------

               A.   ADVANCEMENT OF EXPENSES.  The Company shall advance all
                    -----------------------
Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than three days after written demand by Indemnitee therefor to the Company.

               B.   NOTICE/COOPERATION BY INDEMNITEE.  Indemnitee shall give the
                    --------------------------------
Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement.

               C.   NO PRESUMPTION.  For purposes of this Agreement, the
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termination of any Claim by judgment, order, award, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its
                                                         ---------------
equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court had determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Company to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief nor an actual determination by the Company that Indemnitee has not met such standard of conduct or did not have such belief prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

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               D.   NOTICE TO INSURERS.  If, at the time of the receipt by the
                    ------------------
Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt written notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in each of the policies. The Company thereafter shall take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies. Notwithstanding, the Company's obligation to indemnify Indemnitee and pay Expenses is not contingent upon the Company receiving any funds from its insurance carrier.

               E.   SELECTION OF COUNSEL.  In the event the Company shall be
                    --------------------
obligated hereunder to pay all of the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim, with counsel reasonably approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          3.   ADDITIONAL INDEMNIFICATION RIGHTS:  NONEXCLUSIVITY.
               --------------------------------------------------

               A.   SCOPE.  The Company hereby agrees to indemnify Indemnitee as
                    -----
specifically set forth hereunder, in addition to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement or any other Agreement, the Company's Articles of Incorporation or Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a corporation to indemnify a member of its Board of Directors or an officer, shareholder, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of the Company to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

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               B.   NONEXCLUSIVITY.  The indemnification provided by this
                    --------------
Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation and Bylaws, any other agreement, the laws of the State of Colorado, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

          4.   PARTIAL INDEMNIFICATION.  If Indemnitee is entitled under any
               -----------------------
provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

          5.   LIABILITY INSURANCE.  To the extent the Company maintains
               -------------------
liability insurance applicable to directors, officers, employees, controlling persons, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors or other personnel.

          6.   NO COMPANY ACTION.  No legal action shall be brought and no cause
               -----------------
of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives.

          7.   DEFINITIONS/CONSTRUCTION.
               ------------------------

               a. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, shareholders, agents or fiduciaries, so that if Indemnitee is or was or may be deemed a director, officer, employee, agent, control person, or fiduciary of such constituent corporation, or is or was or may be deemed to be serving at the request of such constituent corporation as a director, officer, employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have had with respect to such constituent corporation if its separate existence had continued.

               b. For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an

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employee benefit plan of the Company or an entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Exchange Act),directly or indirectly, of securities of the Company representing more than 30% of the total voting power represented by the Company's then outstanding Voting Securities,
(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

               c. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected by Indemnitee, who shall not have otherwise performed services for the Company within the last three years (other than with respect to matters concerning the right of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          8.   BINDING EFFECT:  SUCCESSORS AND ASSIGNS.  This Agreement shall be
               ---------------------------------------
binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform the terms and conditions set forth in this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The terms and conditions set forth in this Agreement shall continue in effect with respect

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to all Claims or Expenses regardless of whether Indemnitee continues to serve as a director, officer, employee, agent, controlling person, or fiduciary of the Company or of any other enterprise, including subsidiaries of the Company, at the Company's request.

          9.   ATTORNEYS' FEES.  In the event that any action is instituted by
               ---------------
Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and Expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action.

          10.  NOTICE.  All notices and other communications required or
               ------
permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or
(c) two business days after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed to Indemnitee, at Indemnitee's address as set forth on the books and records of the Company and if to the Company at the address of its principal business offices (attention: Secretary) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

          11.  SEVERABILITY.  The provisions of this Agreement shall be
               ------------
severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          12.  CHOICE OF LAW.  This Agreement shall be governed by and its
               -------------
provisions construed and enforced in accordance with the laws of the State of Colorado as applied to contracts between Colorado residents, entered into and to be performed entirely within the State of Colorado, without regard to the conflict of laws principles thereof.

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          13.  AMENDMENT AND TERMINATION.  No amendment, modification,
               -------------------------
termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          14.  INTEGRATION AND ENTIRE AGREEMENT.  Save as set out herein with
               --------------------------------
respect to other indemnity mechanisms, this Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings, and agreements relating to the subject matter hereof between the parties hereto.

          15.  CORPORATE AUTHORITY.  The Board of Directors of the Company have
               -------------------
approved the terms of this Agreement.

          16.  ENFORCEMENT.
               -----------

               A.   ASSUMPTION OF OBLIGATIONS.  The Company expressly confirms
                    -------------------------
and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to serve as an officer and/or employee of the Company, and acknowledges that Indemnitee is relying on this Agreement in agreeing to serve in such capacity.

               B.   ACTION TO ENFORCE RIGHTS.  In the event that Indemnitee is
                    ------------------------
required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all Indemnitee's reasonable fees and expenses, including attorneys' fees, in bringing and pursuing such action.


DIRECTOR                                REAL EDUCATION, INC.


---------------------------            ---------------------------------------
                                       Robert N. Helmick, CEO & President

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